CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS (Schedule of Significant Inputs for the Valuation Model used to Estimate Fair Value of Investments - AioTV Inc.) (Details) (AioTV [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Dec. 31, 2014
AioTV [Member]
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS [Line Items]
Total fair value of invested capital as at valuation date	$ 11,954
Risk free rate of interest (as a percent)	1.70%
Dividend yield (as a percent)	0.00%
Volatility (as a percent)	55.50%
Discount rate (as a percent)	32.00%